Exhibit 10.1

AMENDMENT NO. 2 TO TERM CREDIT AGREEMENT
THIS AMENDMENT NO. 2 TO TERM CREDIT AGREEMENT, dated as of May 12, 2020 (this “Agreement”), is entered into by and among FOSSIL GROUP, INC., a Delaware corporation (the “Borrower”), the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent, under that certain Term Credit Agreement, dated as of September 26, 2019 (as amended pursuant to that Amendment No 1 to Term Credit Agreement dated as of February 20, 2020, the “Term Credit Agreement”), among the Borrower, the Lenders party thereto and the Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Term Credit Agreement.

WHEREAS, Section 9.02 of the Term Credit Agreement permits certain amendments of the Term Credit Agreement with the consent of the Borrower, the Required Lenders and the Administrative Agent; and

WHEREAS, the Borrower, the Lenders party hereto constituting the Required Lenders and the Administrative Agent desire to amend certain provisions of the Term Credit Agreement, as set forth below.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment. Effective as of the date on which the conditions set forth in Section 3 are satisfied (the “Amendment No. 2 Effective Date”), Section 5.01(b) of the Term Credit Agreement shall be amended by inserting immediately after the words “within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower” the words “(or with respect to the Fiscal Quarter ended April 4, 2020, not later than the earlier of (i) July 6, 2020 and (ii) the date on which the Company is required to file (or does file) with the SEC its Quarterly Report on Form 10-Q for the Fiscal Quarter ended April 4, 2020; provided that failure to deliver such information by such date with respect to such Fiscal Quarter shall constitute an immediate Event of Default notwithstanding any grace period otherwise applicable thereto)”.

Section 2. Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders that:

(a)     the representations and warranties set forth in Article III of the Term Credit Agreement, and in each of the other Loan Documents, are true and complete in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects as of such specific date), and as if each reference in such Article III to “this Agreement” included reference to this Agreement (it being agreed that it shall be deemed to be an Event of Default under the Credit Agreement if any of the foregoing representations and warranties shall prove to have been materially incorrect when made); and

(b)     no Default or Event of Default has occurred and is continuing as of the date hereof.

Section 3. Effectiveness of Amendments. The amendment set forth in Section 1 of this Agreement shall become effective upon satisfaction of the following conditions:

(a)     The Borrower, the Administrative Agent and Lenders collectively constituting the Required Lenders shall have executed and delivered a counterpart of this Agreement (by electronic transmission or otherwise) to the Administrative Agent.

(b)     The Borrower shall have paid all fees and expenses (including expenses of counsel) due and payable on or about the Amendment No. 2 Effective Date.

Section 4. Covenants.

(a)     The Borrower hereby covenants and agrees that on or prior to June 5, 2020, the Borrower shall deliver to the Administrative Agent and the Lenders party hereto a certificate signed by a Financial Officer of the Borrower (the “Interim Compliance Certificate”), in form and substance reasonably satisfactory to the Administrative Agent and the Lenders party hereto, (i) setting forth reasonably detailed calculations of the (x) Total Leverage Ratio as of the end of the Fiscal Quarter ended April 4, 2020 and (y) Liquidity as of the end of each Fiscal Month ended in the Fiscal Quarter ended April 4, 2020 (in each case, it being understood that such calculations shall be based on the Borrower’s draft financial statements for such Fiscal Quarter prepared in good faith by the Borrower and available to Lenders upon request) and (ii) certifying as to whether an Event of Default has occurred as a result of any noncompliance with Section 6.13 or Section 6.14 and, if such an Event of Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto. For the avoidance of doubt, the Interim Compliance Certificate shall constitute a “Compliance Certificate” under the Term Credit Agreement but shall not release the Borrower of its obligation to deliver with the delivery of the financial statements for the fiscal quarter ended April 4, 2020, a Compliance Certificate (the “Final Compliance Certificate”) in accordance with the terms and conditions set forth in Section 5.01(c) of the Term Credit Agreement; provided that the Final Compliance Certificate shall note any corrections to or deviations from the calculations contained in the Interim Compliance Certificate.

(b)     The Borrower hereby covenants and agrees that it shall timely satisfy the conditions and make such filings as are necessary to extend the deadline for filing its Quarterly Report on Form 10-Q for the Fiscal Quarter ended April 4, 2020 pursuant to Section 36 of the Exchange Act Granting Exemptions From Specified Provisions of the Exchange Act and Certain Rules Thereunder dated March 25, 2020 (Release No. 34-88465).

Section 5. Counterparts; Entire Agreement; Amendment, Modification and Waiver.

(a)     This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

(b)     After the Amendment No. 2 Effective Date, this Agreement may not be amended, modified or waived except in accordance with Section 9.02 of the Term Credit Agreement.

Section 6. Applicable Law; Waiver of Jury Trial, Etc. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND

CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. THE PROVISIONS OF SECTIONS 9.09(c) THROUGH (e) AND 9.10 OF THE TERM CREDIT AGREEMENT SHALL APPLY TO THIS AGREEMENT MUTATIS MUTANDIS.

Section 7. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8. Effect of Agreement. Except as expressly set forth herein, this Agreement (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any party under the Term Credit Agreement or any other Loan Document, and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Term Credit Agreement or any other provision of either such agreement or any other Loan Document or be construed as a novation thereof, or serve to effect a novation of the obligations outstanding under the Term Credit Agreement or instruments guaranteeing or securing the same, which shall remain and continue in full force and effect. Each and every term, condition, obligation, covenant and agreement contained in the Term Credit Agreement as amended hereby, or any other Loan Document as amended hereby, is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. This Agreement shall constitute a Loan Document for purposes of the Term Credit Agreement and, from and after the Amendment No. 2 Effective Date, all references to the Term Credit Agreement in any Loan Document and all references in the Term Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Term Credit Agreement, shall, unless expressly provided otherwise, refer to the Term Credit Agreement as amended and supplemented by this Agreement.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.
FOSSIL GROUP, INC.,
as the Borrower
By:    /s/ Jeffrey N. Boyer
Name:    Jeffrey N. Boyer
Title:    Chief Operating Officer, Chief Financial
Officer and Treasurer

Signature Page to Amendment No. 2 to Term Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent
By: /s/ Ajay Gupta
Name: Ajay Gupta
Title: Vice President

Signature Page to Amendment No. 2 to Term Credit Agreement

HG VORA SPECIAL OPPORTUNITIES MASTER FUND, LTD, as Lender

By: HG VORA CAPITAL MANAGEMENT, LLC, as investment advisor

By: /s/ Philip M. Garthe
Name: Philip M. Garthe
Title: Chief Operating Officer

Signature Page to Amendment No. 2 to Term Credit Agreement

AT INVESTMENTS LLC, as a Lender

By: HG VORA OPPORTUNISTIC CAPITAL MASTER FUND LP, its Managing Member

By: HG VORA CAPITAL MANAGEMENT, LLC, its Investment Manager

By: /s/ Philip M. Garthe
Name: Philip M. Garthe
Title: Chief Operating Officer

Signature Page to Amendment No. 2 to Term Credit Agreement

CHILTERN HOLDINGS LIMITED, as a Lender

By: HG VORA CAPITAL MANAGEMENT, LLC, investment adviser

By: /s/ Philip M. Garthe
Name: Philip M. Garthe
Title: Chief Operating Officer

Signature Page to Amendment No. 2 to Term Credit Agreement

BRYANT PARK FUNDING ULC, as a Lender

By: /s/ Irfan Ahmed
Name: Irfan Ahmed
Title: Authorized Signatory

Signature Page to Amendment No. 2 to Term Credit Agreement

BEACHHEAD CREDIT OPPORTUNITIES LLC, as a Lender

By: /s/ Christine Woodhouse
Name: Christine Woodhouse
Title: General Counsel

Signature Page to Amendment No. 2 to Term Credit Agreement

GEM 1 LOAN FUNDING LLC, as a Lender

By: /s/ Morgan Land
Name: Morgan Land
Title: attorney in fact

Signature Page to Amendment No. 2 to Term Credit Agreement